UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2008

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On December 17, 2008, the Board of Directors of The Amacore Group, Inc. (the “Company”), after discussions with the Company’s independent registered public accounting firm, McGladrey & Pullen, LLP and its former independent registered public accounting firm Brimmer, Burek & Keelan LLP, determined that it is necessary to restate the Company’s consolidated financial statements for the quarterly periods ended March 31, 2008 and June 30, 2008 due to the errors described below.  Accordingly, the Company’s consolidated interim financial statements previously filed for those periods should no longer be relied upon and the Company’s press releases and similar communications should no longer be relied upon to the extent that they relate to these financial statements.

In connection with the Company’s preparation of its Quarterly Report on Form 10-Q for the period ended September 30, 2008, the Company discovered the following errors:

•
Certain warrant agreements contain “Change in control” redemption rights that provide for a cash payment at the warrant holder’s election equal to the fair value of the unexercised portion of the warrant.  These warrants were incorrectly recorded as equity and should have been recorded as a liability and marked-to-market at each reporting period end with the change in fair value being recorded in the Statement of Operations as an additional item as follows:

	For Three Months Ended March 31, 2008			For Three Months Ended June 30, 2008
	As Filed	Adjustment	Restated	As Filed	Adjustment	Restated
Loss attributable to change in warrant value	$-	$8,150,000	$8,150,000	$-	$760,178	$760,178

The correct treatment of the warrants will also result in the recording of additional liabilities on the Company’s financial statements as follows:

	As of March 31, 2008			As of June 30, 2008
	As Filed	Adjustment	Restated	As Filed	Adjustment	Restated
Fair value of warrant liability	$-	$12,194,000	$12,194,000	$-	$19,458,597	$19,458,597

•
The incorrect treatment of allowance for sales refunds and chargebacks was understated which caused an overstatement of revenue in the first and second quarter of 2008.  The table below sets forth information with respect to the reserves required with respect to sales refunds and chargebacks.

	Sales Refunds and Chargeback Accrual
	As Filed	Adjustment	As Restated
As of March 31, 2008	$(59,676)	$429,757	$370,806
As of June 30, 2008	$175,471	$370,760	$926,138

The table below provides information with respect to the impact of the understatement of sales refunds and chargebacks upon the Company’s revenue.

Revenue
For Three Months Ended March 31, 2008			For Three Months Ended June 30, 2008
As Filed	Adjustment	Restated	As Filed	Adjustment	Restated
$5,469,333	$(429,757)	$5,039,576	$8,018,123	$(370,760)	$7,647,363

•
The incorrect treatment of capitalization of commissions paid on sales leads that never generated a sale and do not have any future economic benefit. This caused an overstatement of the “Prepaid Expense” amount on the Balance Sheet as well as an understatement of “Sales and Marketing” and “Net Loss” amounts within the Statement of Operations. See table below.

•
The “Sales Commission” and “Cost of Sales” amounts within the Statement of Operations were overstated and understated, respectively, as a result of amortizing the incorrectly capitalized aforementioned commissions paid.  The effects of these errors are presented in the below analysis.

Cost of Sales vs. Selling and Marketing Analysis
	Three Months Ended
As Restated:	March 31, 2008	June 30, 2008	Total
Sales Commissions	$575,342	$1,624,727	$2,200,069
Selling & Marketing	1,329,790	1,641,913	2,971,703
Total	$1,905,132	$3,266,640	$5,171,771

	Three Months Ended
As Filed:	March 31, 2008	June 30, 2008	Total
Sales Commissions	$528,546	$3,038,104	$3,566,650
Selling & Marketing	-	-	-
Total	$528,546	$3,038,104	$3,566,650

Difference	$(1,376,586)	$(228,536)	$(1,605,122)

The information provided above with respect to the identified errors represents estimates only and is based upon unaudited financial information and preliminary information reviewed by management to date.  These estimates remain subject to the Company’s completion of its internal review of its financial results and the preparation of an amendment to the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2008 and an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 as well as completion of its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008.

As soon as reasonably practicable, the Company intends to provide all restated financial information referred to in this Item 4.02(a), including explanatory information, in an amendment to its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2008 and in an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008.

FORWARD LOOKING STATEMENTS

Information contained in this report, other than historical information, is considered to be “forward-looking statements” that are subject to risks and uncertainties.  These forward-looking statements include information about the Company’s restatement of its consolidated financial statements for the quarterly periods ended March 31, 2008 and June 30, 2008 and the anticipated changes in the Company’s restated financial statements.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions.  One should not place undue reliance on these forward-looking statements.  The forward-looking statements are qualified by their terms and/or important  factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made.  The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the nature and extent of the restatement of its March 31, 2008 and June 30, 2008 consolidated financial statements and about the Company’s future performance, taking into account information currently available to the Company.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the Securities and Exchange Commission, not all of which are known to the Company.  The Company will update this forward-looking information only to the extent required under applicable securities laws.  Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: December 18, 2008	By:	/s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer